UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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SWK HOLDINGS CORPORATION

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SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

Dear Fellow Stockholders:

You are cordially invited to attend our 2021 Annual Meeting of Stockholders to be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Thursday, June 17, 2021 at 4:00 p.m. central time. You may attend, vote and submit questions during the Annual Meeting via the Internet at www.meetingcenter.io/255174454.

The matters expected to be acted upon at our 2021 Annual Meeting of Stockholders are the election of seven (7) directors, the ratification of the appointment of BPM LLP as our independent auditors for the fiscal year ending December 31, 2021 and the approval on an advisory basis of the compensation paid to certain officers.

These proposals are described in detail in the accompanying Notice of the 2021 Annual Meeting of Stockholders and Proxy Statement.

Whether you plan to attend our 2021 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2021 Annual Meeting of Stockholders, or submit your proxy by Internet or telephone pursuant to the instructions on the accompanying proxy card, so that your shares will be represented at the meeting. Returning the proxy card or submitting your proxy by Internet or telephone does not deprive you of your right to attend our 2021 Annual Meeting of Stockholders and to vote your shares at the meeting and in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,

Winston L. Black III
Chairman of the Board

Dallas, Texas

June 7, 2021

This Proxy Statement will first be mailed to the Company’s stockholders on or about June 7, 2021.

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

MESSAGE FROM OUR CHIEF EXECUTIVE

Dear Fellow Stockholders:

2020 was a productive year for SWK despite the unprecedented challenges from the COVID-19 pandemic. SWK’s Specialty Finance and Enteris Pharmaceutical Development segments each had a successful year and progressed key strategic initiatives. SWK also improved our investor relations outreach and repurchased over $2 million of shares. SWK management believes these efforts position our company for outperformance going forward.

As of March 30, 2021, our Specialty Finance investment assets totaled an all-time high of $219 million, and more importantly, our internal credit evaluation was as healthy as it has ever been. Despite the frothy lending market, we remain committed to growing our investment assets responsibly and differentiating SWK compared with the large venture lenders. As many of our competitors gather assets and fight over sponsored deals, we remain committed to being the partner of choice for small to mid-sized life science companies and royalty owners seeking tailored financing.

Our Enteris team diligently supported Cara Therapeutics’ Oral KORSUVA™ program while progressing each of the three legs of the Enteris value creation strategy: licensing its Peptelligence and ProPerma intellectual property, launching a CDMO and manufacturing services business line, and developing its owned pharmaceutical assets. Dr. Rajiv Khosla and his team are building an exciting CDMO business and we anticipate providing further detail on these core Enteris value drivers throughout 2021.

2020 was a turbulent and unprecedented year for all of us and I appreciate the dedication and hard work of our employees. The team worked diligently and safely during the COVID-19 disruption to maintain operations and progress our key initiatives. In particular, we are grateful for our colleagues at Enteris. Enteris was deemed an essential business and maintained a limited in-person presence throughout the pandemic to support its pharmaceutical partners.

Finally, we would like to thank our loyal stockholders for their continued support as we refine our operating model and seek to grow SWK’s per share value. We appreciate that you have numerous options to deploy your hard-earned capital, and we come to work each day focused on making SWK a more valuable enterprise for you.

Strong Specialty Finance Trends in 2020

If one slept through 2020 and simply evaluated our financial statements, it would be easy to assume 2020 was business as usual for our Specialty Finance segment. In many ways this is true as evidenced by the strong results including 17.6% growth in income producing assets, a robust portfolio credit profile, and an 11.9% adjusted return on tangible financing book value, our keystone metric. As a reminder, our goal is double-digit return on tangible book value and in 2020 we achieved this target while using minimal leverage. These trends continued through early 2021 and led to our tangible book value growing to $16.31 per share at March 31, 2021, with a 12.5% adjusted return on tangible financing book value for the LTM period ending March 31, 2021.

These results would not have been possible without constructive dialogue and, in a few cases, accommodations to our borrowers to ensure they could operate through the pandemic. While we acknowledge the situation would have been more challenging without the robust response from the US Government and Federal Reserve, we are nevertheless extremely proud that our portfolio’s credit profile improved during 2020. In fact, several borrowers improved operations and strategic positioning throughout the year, an impressive feat.

We believe our track record validates our investment focus and continues to warrant capital deployment in the strategy. Since 2012 SWK has completed financings with 42 parties deploying nearly $600 million of capital. Over this span we have exited twenty financings for a total 1.3x cash-on-cash return and a 20% weighted average IRR. While we have been far from perfect, we highlight that twelve of the twenty exits were to strategic buyers with a median loan-to-value of 30% of SWK’s original loan value, demonstrating what we believe to have been modest risk taken to achieve the low-to-mid teens yields we target.

Looking to 2021, we are focused on maintaining and perhaps modestly growing our investment assets while not sacrificing underwriting discipline. While the newly initiated Strategic Review process, which I discuss below, has caused a pause in certain growth initiatives, we remain confident we can keep our assets deployed in high quality small and mid-sized life science companies.

Enteris Well Positioned for Value Creation in 2021 and Beyond

SWK acquired Enteris in August 2019. Since that time, Enteris has improved its management talent, notably with the hiring of Dr. Khosla, built its IP licensing business development pipeline, completed the expansion of its manufacturing facility and launched a CDMO business, and advanced an owned pharmaceutical asset into the clinic for a new indication.

Like a duck swimming through the propulsion of its underwater feet, investors can’t yet see Enteris’ progress in the numbers. However, we anticipate this will begin to change over the next year through the new CDMO business. While early, Enteris has received preliminary interest from several pharmaceutical companies, validating this investment. We also encourage investors to focus on the IP licensing business development pipeline and number of partners signing up for feasibility studies, which we believe is the first step to larger licensing agreements. While the long selling cycle was exacerbated by COVID-19 during 2020 and we have limited visibility into our pharmaceutical partners’ development programs, our dosing technology is applicable to peptides targeting billion dollar markets.

Regarding the third leg of the Enteris value-creation stool, over the next year we anticipate providing updates on the clinical development of Enteris’ owned pharmaceutical assets. In 2021, Enteris advanced one asset into the clinic. While much work remains, we are excited about this 505(b)(2) opportunity that has the potential to improve the lives of pediatric patients. While we have committed to a modest investment in the development of this asset, Enteris is not pursuing a traditional biotech strategy and accompanying substantial R&D spend. If the asset is successful in our planned clinical trials, we anticipate seeking outside capital or potential out-licensing to fund further development.

Enteris also remains focused on supporting marquee licensing partner, Cara Therapeutics, Inc. (“Cara”), whose Oral KORSUVA™ pharmaceutical development candidate uses Enteris’ Peptelligence® oral dosing technology. During 2020 and into early 2021, Cara has advanced the Oral KORSUVA™ clinical program, leading to Enteris receiving two milestone payments during the fourth quarter of 2020, which netted SWK $3 million of payments. Cara has disclosed that Oral KORSUVA™ is currently the subject of four separate clinical programs with additional milestones anticipated during 2021, including the initiation of a Phase 3 clinical trial for the treatment of pruritus in patients with stage III-IV chronic kidney disease expected in the second half of 2021. SWK anticipates additional milestones from Cara over the next year.

Investor Relations Outreach and ESG Initiatives

We understand the primary way your management team can create value is through accretively deploying our capital and achieving the strategic goals of our two operating segments. However, we also appreciate as a public company, our assets are unlikely to reflect full value from public investors unless we employ investor relations best practices in conjunction with continued strong operational execution. We began professionalizing our investor relations efforts when we closed the Enteris acquisition, and our investor relations endeavors are starting to materialize. In 2020, we achieved several investor relations milestones including uplisting to Nasdaq, receiving Wall Street analyst coverage from two investment banks, attending several investor conferences, and being added to multiple Russell indices. In addition, our average daily trading volume increased over 800% in 2020 compared to 2019.

Over the last year, we worked with our investor relations firm to improve our quarterly disclosure and our investor presentation. These efforts are a work in progress, and we welcome stockholder feedback on our disclosures and investor materials.

Finally, during the first quarter of 2021, we engaged ISS Corporate Solutions, Inc. to assist our Board and management develop effective environmental, social and governance (“ESG”) policies and procedures. We recognize the disclosure of sustainability practices has become an expectation for institutional investors, and the importance of adapting to changing socio-economic and environmental conditions, which will better equip us to identify and execute strategic opportunities and meet competitive challenges. We believe that by pursuing these ESG initiatives, we will unlock competitive value for our stockholders. We expect to provide further updates on this initiative later this year.

Focus on Stockholder Value Creation and Strategic Process

We have a long-term focus and believe both of our segments have several years of value creation ahead that should drive share price outperformance. However, we understand our stockholders’ frustration from SWK’s public market valuation persistently trading at a discount to the book value of our assets. We continue to believe that our stockholders have not been awarded full value to our specialty lending franchise and Enteris’ intangible assets and growth potential. We have attempted to address this disconnect through investor relations initiatives and share buybacks, including over $2 million of repurchases during 2020. That said, we also acknowledge the limits to these corrective mechanisms given SWK’s concentrated stockholder base and low public float.

We are heartened with the steps our Board and our largest stockholder, Carlson Capital, agreed to pursue as outlined in our press release issued on May 17, 2021. We encourage you to review this press release, which can be found under the Investor Relations section of our website. The press release outlines the formation of a Strategic Review Committee to be chaired by a new member of our Board, Marcus Pennington. The Strategic Review Committee has commenced its work to identify, review and explore strategic alternatives for the Company with a view to maximizing stockholder value. We welcome Mr. Pennington to the Board, and we look forward to working with the Strategic Review Committee in an effort to unlock the value of SWK shares.

Sincerely,

Winston L. Black III
Chief Executive Officer

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

Due to the public health impact of COVID-19 and to support the health and well-being of our management and stockholders, NOTICE IS HEREBY GIVEN that the Annual Meeting of SWK Holdings Corporation (the “Company”) will be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Thursday, June 17, 2021 at 4:00 p.m. central time.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of D. Blair Baker, Winston L. Black, Aaron G.L. Fletcher, Christopher W. Haga, Marcus E. Pennington, Edward B. Stead and Michael Weinberg, as directors of the Company to serve until our 2022 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, death or removal;

2.	The ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	The approval on an advisory basis of the compensation paid to certain executive officers.

You may also be asked to transact such other business as may properly come before our Annual Meeting and any postponement or adjournment of our Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on May 28, 2021 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

By Order of the Board of Directors,

David R. Earhart
General Counsel and Secretary

Dallas, Texas

June 7, 2021

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD, PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2021 Annual Meeting of Stockholders to be held on June 17, 2021:

This notice of the 2021 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are available at https://swkhold.investorroom.com/annual-meeting.

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

PROXY STATEMENT
June 7, 2021

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held in a virtual meeting format only via the Internet on June 17, 2021, at 4:00 p.m., central time, and at any postponement or adjournment of such meeting. This Proxy Statement, the accompanying Notice of the Annual Meeting and form of proxy will first be mailed to our stockholders on or about June 7, 2021. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2020 Annual Report on Form 10-K, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” the “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote at the Annual Meeting or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION

Record Date and Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only holders of our common stock of record at the close of business on May 28, 2021, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 12,796,143 shares of common stock outstanding and entitled to vote.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote on each matter properly brought before the Annual Meeting. Shares may not be voted cumulatively. Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

Required Votes

Proposal 1. Directors are elected by a plurality of the votes of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Proposal 2. The ratification of the Audit Committee’s appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 3. The approval, on an advisory basis, of the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

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The Board recommends a vote FOR (i) the nominees for director; (ii) the ratification of the appointment of BPM; and (iii) the approval, on an advisory basis, of the compensation paid to certain executive officers.

If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of votes cast on the proposal, by participants at the Annual Meeting or by proxy. The Board does not propose to conduct any business at the Annual Meeting other than as stated above. If you grant a proxy, Winston L. Black, Chief Executive Officer; Charles Jacobson, Chief Financial Officer; and David R. Earhart, General Counsel and Secretary (collectively referred to as the “proxyholders”) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the Annual Meeting, and in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the Annual Meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record and attend the Annual Meeting, we encourage you to deliver your completed proxy card prior to the meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters to be considered at the Annual Meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to provide voting instructions for each proposal.

If you hold your common shares through a bank, broker or other nominee and want to vote such shares at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you attend the Annual Meeting and vote or legally appoint another proxy to vote on your behalf.

Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies. In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

Revocability of Proxies

Stockholders of Record. You may change your vote at any time before the proxy is exercised by voting at the Annual Meeting or by filing with our Secretary either a notice revoking the proxy or a properly signed proxy, in each case bearing a later date. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you file the proper documentation.

Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

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Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to Be Held June 17, 2021: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, are available at www.swkhold.com/investor-relations/proxy.

PROPOSAL 1—ELECTION OF DIRECTORS

The directors elected at the Annual Meeting shall be elected to hold office for terms expiring at the 2022 annual meeting.

Our current directors have agreed to stand for re-election to the Board of Directors at the Annual Meeting. We have no reason to believe that any of them will be unable or unwilling to serve if elected. However, if any of them should become unable for any reason or unwilling to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Director Nominees

The following table sets forth the names of the director nominees, all of whom are existing directors, and information about each (including their ages as of June 7, 2021):

		Committee		Director
Name	Age	Memberships	Principal Occupation	Since
D. Blair Baker	60	Audit	President, Precept Capital Management	2014
Winston L. Black	45		Chief Executive Officer, SWK Holdings Corporation	2019
Aaron G.L. Fletcher	41	Audit	President, Bios Research and Managing Partner, Bios Partners, L.P.	2019
Christopher W. Haga	53	Compensation	Private Investor	2014
Marcus E. Pennington	34	Strategic Review	Director, Carlson Capital, L.P.	2021
Edward B. Stead	74	Audit, Governance, Strategic Review	Private Investor	2014
Michael D. Weinberg	57	Governance, Compensation, Strategic Review	Private Investor	2009

D. Blair Baker. Mr. Baker was appointed to the Board in August 2014. Mr. Baker has served as the president of Precept Capital Management (“Precept”), an investment management company based in Dallas, Texas, since he founded Precept in 1998. Precept invests across multiple industries and asset types, focusing primarily on publicly-traded securities. His investments in the healthcare sector have included pharmaceutical, medical device, biotech, medical services and medical technology. He has extensive relationships throughout the industry. Mr. Baker also formed an oil and gas operating company with ongoing operations in the Fort Worth Basin in North Texas. Other relevant prior experience includes Mr. Baker’s position as vice president and securities analyst covering telecommunications equipment companies at Rauscher Pierce Refsnes (later acquired by RBC) and as a member of the research team at Friess Associates that managed $7 billion of client assets.

The Board has determined that Mr. Baker is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Winston Black. Mr. Black was appointed to the Board in August 2019. Mr. Black was appointed CEO in January 2016 after previously serving as Managing Director. Mr. Black joined SWK in May 2012 from PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude.

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The Board has determined that Mr. Black is qualified to continue to serve on the Board due to his position as Chief Executive Officer of the Company and his extensive financial and investment experience.

Aaron G.L. Fletcher. Dr. Fletcher was appointed to the Board in August 2019. Dr. Fletcher currently serves as President of Bios Research, a financial services firm that he founded to provide public equity research in the healthcare industry tailored to institutional firms and large family offices. In addition to his position at Bios Research, Dr. Fletcher is a Managing Partner at Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. Dr. Fletcher also serves as a director on the Boards of Lung Therapeutics, Actuate Therapeutics, AbiliTech Medical, Cognition Therapeutics, Cue Biopharma, and TFF Pharma, and works as an independent consultant for the biotech/healthcare equity industry. Dr. Fletcher holds a Ph.D. in Biochemistry from Colorado State University and serves as a visiting professor at Dallas Baptist University.

The Board has determined that Dr. Fletcher is qualified to continue to serve on the Board due to his extensive financial and investment experience in the life sciences industry.

Christopher W. Haga. Mr. Haga was appointed to the Board in August 2014. Mr. Haga is a private investor with current interests in insurance, theater exhibition and renewable energy. Until December 2019, he was Portfolio Manager and Head of Strategic Investments at Carlson Capital, L.P. (“Carlson Capital”), an investment management business which, as of April 20, 2021, beneficially owned 71.1 percent of our outstanding Common Stock. Mr. Haga joined Carlson Capital in 2003 and has 25 years of experience in public and private investing, investment banking and structured finance. Prior to Carlson Capital, Mr. Haga held investment banking and principal investing roles at RBC Capital Markets, Stephens, Inc., Lehman Brothers (London) and Alex. Brown & Sons. Mr. Haga holds a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill and an M.B.A. degree from the University of Virginia. Mr. Haga is also a director of CTO Realty Growth, a NYSE listed REIT. Carlson Capital has agreed to vote in favor of Mr. Haga’s re-election to the Board.

The Board has determined that Mr. Haga is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Marcus E. Pennington. Mr. Pennington was recommended for appointment to the Board by Carlson Capital and was appointed to the Board in May 2021. Mr. Pennington is a Director at Carlson Capital where he has worked on the investment team since 2011. At Carlson Capital, Mr. Pennington manages an equity relative value portfolio and serves as a member of the firm’s risk committee and valuation committee. Prior to Carlson Capital, Mr. Pennington was the Deputy Chief of Staff in the investment division of the Teacher Retirement System of Texas and worked at the U.S. Treasury Department’s Office of Economic Policy. Mr. Pennington received a BBA in Finance and Economics from Texas A&M University, where he graduated Magna Cum Laude.

The Board has determined that Mr. Pennington is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Edward B. Stead. Mr. Stead was appointed to the Board in August 2014. Mr. Stead began his career as a lawyer at IBM from 1973 to 1985. He then served at Apple Computer, Inc. from 1987 until 1996, where he held titles up to and including Senior Vice President, General Counsel and Secretary. At Apple, Mr. Stead led the significant advance of Apple in filing of patented inventions. He also served as Executive Vice President, General Counsel and Secretary of Blockbuster, Inc. from 1997 until 2006. Mr. Stead has served on the Legal Advisory Boards of both the NYSE and the NASD. He is currently a member of the American Law Institute. Mr. Stead’s current primary occupation is a private investor.

The Board has determined that Mr. Stead is qualified to continue to serve on the Board due to his extensive legal and business experience, as well as his extensive intellectual property experience.

Michael D. Weinberg. Mr. Weinberg has served on the Board since December 2009 and was recommended as a nominee to the Board by Carlson Capital. Mr. Weinberg is currently a private investor. Mr. Weinberg was employed at Carlson Capital from 1999 to 2019 in a variety of investment and operational roles, retiring as Chief Operating Officer and Partner in 2019. From 1996 to 1999, Mr. Weinberg was Director of Investments at Richmont Capital Partners, L.P., the investment affiliate of privately-held Mary Kay Cosmetics. Prior to Mary Kay, Mr. Weinberg also held positions as an analyst for Greenbrier Partners, a value-oriented hedge fund, and as an associate attorney for the law firm of Baker Botts L.L.P. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. Mr. Weinberg is a CFA Charterholder. Mr. Weinberg is also a Director of EnPower, Inc., a lithium-ion battery technology company.

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The Board has determined that Mr. Weinberg is qualified to continue to serve on the Board due to his extensive financial, investment and legal experience.

The Board recommends a vote FOR the election of the director nominees.

Board and Annual Meeting Attendance

The Board met six times in 2020. During 2020, each director attended all meetings of the Board and committees of the Board  on which such director served. Each director is expected to attend the Annual Meeting and each director at such time also attended the Company’s last annual meeting.

Independence

The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in The Nasdaq Stock Market rules and determined that all of our current directors other than Mr. Black and Mr. Pennington are independent under the rules of The Nasdaq Stock Market.

Committees of the Board

The Board has the following standing committees: the audit committee, the compensation committee, and the governance and nominating committee.

Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Messrs. Baker (Chair), Fletcher and Stead. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the SEC. In addition, the Board determined that each of Messrs. Baker, Fletcher and Stead is considered an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met four times in 2020. The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Compensation Committee are Messrs. Weinberg (Chair) and Haga.

The Compensation Committee met one time in 2020. Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.

Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). The members of our Governance and Nominating Committee are Mr. Weinberg (Chair) and Mr. Stead. The Governance and Nominating Committee met one time in 2020. Each of Messrs. Weinberg and Stead meets the independence and other requirements to serve on our Governance and Nominating Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

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The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

Mr. Black serves as Chairman of the Board and Chief Executive Officer of the Company.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company. The Audit Committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm. The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Our Commitment to Environmental, Social and Governance Practices

We recognize that our commitment to managing ESG risks and opportunities is essential to long-term value creation for our stockholders, employees, partners, communities, and other stakeholders. Both our management team and our board of directors believe that environmental stewardship, social responsibility, and corporate governance practices are foundational to our operational success, growth strategy and financial priorities We are actively evaluating our ESG initiatives and opportunities to enhance our disclosures. More information regarding our ESG initiatives is expected to be included in our inaugural sustainability report that we expect to publish and post on the “Investors” section of our website at www.swkhold.com when available.

Compensation of Directors

The Company commissioned a board compensation study during 2019, and as a result, beginning October 2019, the Company amended the compensation structure for non-employee directors to provide for an annual retainer comprised of (i) $45,000 cash and (ii) a grant of shares of restricted stock with a value of $25,000, subject to a one year vesting period. In addition, the committee compensation was amended such that each member of (i) the Audit Committee is entitled to an additional annual retainer of $11,000; (ii) the Compensation Committee is entitled to an additional annual retainer of $2,000; and (iii) the Governance and Nominating Committee is entitled to an additional annual retainer of $4,000. The foregoing, other than the restricted stock grant, is paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director can elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock, based on the closing price of the common stock on the date of payment. Any common stock issued for such cash compensation vests immediately upon issuance. The $25,000 grant of restricted stock is paid annually on October 1 in advance and is subject to a one-year vest period. The Board may approve the payment of additional amounts to directors in connection with special projects authorized by the Board.

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We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board. The Company is also party to indemnification agreements with each of its directors.

2020 Director Compensation

The table below summarizes the compensation paid by the Company to our non-employee directors for the fiscal year ended December 31, 2020.

	Fees Earned or Paid in Cash	Stock Award(1)	Total
Name	($)	($)	($)
D. Blair Baker	$20,000	$93,905	$113,905
Christopher W. Haga	—	84,903	84,903
Aaron G.L. Fletcher	28,000	65,904	93,904
Marcus E. Pennington(2)	—	—	—
Edward B. Stead	100,000	37,899	137,899
Michael D. Weinberg	50,645	38,250	88,895

(1)	The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). Information about the assumptions used to value these awards can be found in Note 9 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(2)	Appointed as director in May 2021.

EXECUTIVE OFFICERS

Our executive officers are our Chief Executive Officer, Winston L. Black, and our Chief Financial Officer, Charles Jacobson. Information regarding Mr. Black is set forth above under “Director Nominees.”

Charles Jacobson has been serving as our Chief Financial Officer since September 2012. Since April 2019, Mr. Jacobson serves as a Partner at CFGI, LLC (“CFGI”). CFGI provides management level finance, accounting and transaction advisory services to public and private companies throughout the United States. From 2007 to 2019, Mr. Jacobson served as the CEO and Managing Director of Pine Hill Group, LLC (“Pine Hill”), a consulting firm which he co-founded in 2007. Pine Hill was acquired by CFGI in April 2019. Mr. Jacobson serves as Director, Interim CEO, and Interim CFO of The PMI Group, Inc. (“PMI”), positions he has held since 2017, 2016, and 2015, respectively. From 2015 to 2020, Mr. Jacobson served as CFO and Director of Parkview Capital Credit, Inc., a Business Development Corporation providing mezzanine debt and equity capital to lower middle market companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC (“Pro Cap”), an investment management business specializing in investments of municipal tax liens. Mr. Jacobson also served on Pro Cap’s board of managers from 2012 to 2014. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2020, and 2019.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	Total
Winston L. Black, CEO	2020	$283,250	$1,063,341	$209,875	$1,556,466
	2019	$275,000	$787,742	$150,000	$1,212,742

Charles Jacobson, CFO(1)	2020	$—	$—	$—	$—
	2019	$—	$—	$—	$—

(1)	Mr. Jacobson was appointed CFO effective September 4, 2012. He is not an employee of the Company and receives no salary or other compensation from the Company. He served as the Company’s CFO pursuant to an agreement between the Company and Pine Hill, and now pursuant to an agreement between the Company and CFGI. All of Mr. Jacobson’s compensation was paid by Pine Hill and is now paid by CFGI. See “Transactions with Related Persons.”

Salary

The amount in the Salary column represents the base salary earned by Mr. Black in the applicable year.

Bonus

The amounts in the bonus column represent bonus awards to Mr. Black calculated in accordance with his employment agreement. The bonus for 2019 was paid in April 2020, and the bonus for 2020 was paid in April 2021.

Material Terms of Employment

On January 28, 2019, the Company entered into a new employment agreement with Mr. Black, effective January 1, 2019, for a term expiring on December 31, 2021, unless earlier terminated (the “Term”). The agreement provides for an annual salary of (i) $275,000 through December 31, 2021 and shall increase three percent effective the first full payroll cycle in each of 2020 and 2021, plus an annual bonus potential based on the Company’s annual pre-tax profit. For 2018 and beyond, the total bonus pool equals (i) 11.0 percent of the average pre-tax profit for the year of calculation and the immediately prior year multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the agreement), subject to certain adjustments.

Mr. Black’s employment agreement provides for six months’ severance if Mr. Black is terminated by the Company without cause or he resigns for good reason. In addition, the Company can elect to pay Mr. Black his annual salary for up to eighteen months (following the six months’ severance period) to enforce a non-compete and non-solicitation agreement for up to two years from the date of his separation from the Company.

The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

Since the other employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.

2010 Equity Incentive Plan

On November 8, 2010, the Board approved the 2010 Equity Incentive Plan (the “2010 Plan”), and the Company’s stockholders approved the plan on November 19, 2019. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. The 2010 Plan is administered by the Compensation Committee of the Board. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests, as well as any other performance condition(s) required for such award agreement to vest. At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

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Outstanding Equity Awards as of December 31, 2020

Below are the options outstanding for the Company’s named executive officers as of December 31, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (exercisable) (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)
Winston L. Black	18,750	(1)	56,250	$8.30	12/31/22
	50,000	(2)	50,000	$13.70	08/18/24
	50,000	(3)	25,000	$12.50	01/28/29

(1)	The options vest in 25 percent increments based upon the Company’s 60-day average stock price performance between $12.40 and $24.90 prior to December 31, 2021.

(2)	Fifty percent of the options vested over four years beginning December 31, 2015, and fifty percent vest if the 30-day average closing stock price exceeds $20.60 prior to December 31, 2021.

(3)	The options are subject to vesting in equal annual installments over a three-year period based on the CEO’s continued employment with the Company.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Weinberg and Haga. No members of our Compensation Committee were employees of SWK during 2020 or were formerly officers of SWK. During 2020, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed BPM LLP (“BPM”) as the Company’s independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2021, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm.

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2020 and 2019 Audit Fee Summary

BPM audited our consolidated financial statements for the years ended December 31, 2020, and 2019. Set forth below are the aggregated fees billed for audit and other services provided by BPM for 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit fees(1)	$240,000	$248,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$240,000	$248,000

(1)	Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of our quarterly condensed consolidated financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.

Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:

•	Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.

•	Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2020 and 2019 were approved in advance by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services does not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee met four times during 2020.

The current members of the Audit Committee are Mr. Baker, Dr. Fletcher, and Mr. Stead. Dr. Fletcher joined the Audit Committee upon his appointment to the Board on August 30, 2019.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, BPM LLP (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence,” and discussed with BPM its independence from the Company. Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited consolidated financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s consolidated financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the consolidated financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE

D. Blair Baker (Chairperson)
Aaron G.L. Fletcher
Edward B. Stead
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of May 28, 2021 by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;

•	each of our named executive officers;

•	each of our directors; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 12,796,196 shares of common stock outstanding as of May 28, 2021 as adjusted to include options and warrants exercisable within 60 days of May 28, 2021 held by the indicated stockholder or stockholders.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
D. Blair Baker	40,856	*
Winston L. Black(1)	158,344	1.2%
Aaron G.L. Fletcher	9,123	*
Christopher W. Haga	35,147	*
Charles Jacobson	606	*
Marcus E. Pennington	589	*
Edward B. Stead	25,926	*
Michael D. Weinberg	75,833	*
All current executive officers and directors as a group (8 persons)	346,424	2.7%

5% Stockholders

Entities affiliated with Carlson Capital, L.P.(2)	9,093,766	71.1%
Entities affiliated with Cannell Capital, LLC(3)	751,252	5.9%
	9,845,018	76.9%

*Less than one percent.

(1)	Includes options to acquire 118,750 shares of common stock that are currently exercisable. Excludes options to acquire 106,250 shares of common stock that vest based upon the 60-day average closing price of the Company’s common stock and options to acquire 25,000 shares of common stock that vest on December 31, 2021. Excludes 12,000 restricted shares of common stock that vest on December 31, 2021.

(2)	Based solely on the Schedule 13D/A filed on May 18, 2021 with the SEC reporting beneficial ownership of 9,093,766 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”). Carlson Capital, L.P. is the investment manager of the Funds. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.

(3)	Based solely on the Schedule 13D filed on May 27, 2021 with the SEC reporting beneficial ownership of 751,252 shares as of May 27, 2021. The shares are directly beneficially owned by J. Carlo Cannell and Cannell Capital LLC. The principal business address of Cannell Capital is 245 Meriwether Circle, Alta, WY 83414.
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CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5 percent beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest. The Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The Nasdaq Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

On August 28, 2012, the Company appointed Charles Jacobson as the Company’s Chief Financial Officer, effective September 4, 2012. Mr. Jacobson carries out his role as Chief Financial Officer of the Company pursuant to an agreement between the Company and CFGI, LLC. The agreement outlines the scope of responsibilities of CFGI, as well as Mr. Jacobson’s role. These include, but are not limited to, matters relating to the preparation and filing of the Company’s periodic reports under the Exchange Act, the preparation of the Company’s consolidated financial statements included therein and assisting the Company’s independent auditors with respect to developing and maintaining a system of internal control over financial reporting and disclosure controls and procedures. CFGI is compensated at a fixed annual fee plus reasonable expenses for performing services pursuant to the agreement. CFGI is responsible for all payments to Mr. Jacobson. As a result, Mr. Jacobson does not receive direct compensation from the Company and the amount of aggregate payments made to CFGI are based on the amount of work performed on our behalf. In 2020, the Company paid CFGI $153,000 in fees for its services. In 2019, the Company paid CFGI $339,000 in fees for its services, of which $174,000 was related to the acquisition of Enteris BioPharma, Inc.

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PROPOSAL 3—ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES

We are providing stockholders with an advisory vote on executive compensation, or “Say on Pay.” The Say on Pay vote is a non-binding advisory vote on the compensation of our named executive officers, as described in the Executive Compensation section of this proxy statement, including the compensation tables and accompanying narrative disclosure. Although non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

We strongly believe that our ability to retain and motivate our senior management is essential for us to execute our business plan. We place great importance on the consistency of our senior management in achieving results that we believe will enhance long-term stockholder value.

Stockholders are urged to read the Executive Compensation section of this proxy statement, including the compensation tables and the accompanying narrative disclosure, which discusses our compensation philosophy, policies and procedures, as well as outlines the compensation of our named executive officers in fiscal 2020. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2020 reflects and supports these compensation policies and procedures.

Accordingly, we ask our stockholders to approve the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related material disclosed in the proxy statement for the 2021 Annual Meeting of Stockholders.”

The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of certain executive officers.

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STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2022 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on February 7, 2022. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2022 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by February 17, 2022.

The above-mentioned proposals must also be in compliance with our By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our By-Laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

HOUSEHOLDING

The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS

As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

Winston L. Black III
Chief Executive Officer

Whether or not you plan to attend the 2021 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

15

SWK HOLDINGS

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

Annual Meeting Proxy Card

1234 5678 9012 345

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - D. Blair Baker	☐	☐	02 - Winston L. Black	☐	☐	03 - Aaron G.L. Fletcher	☐	☐
04 - Christopher W. Haga	☐	☐	05 - Marcus E. Pennington	☐	☐	06 - Edward B. Stead	☐	☐
07 - Michael D. Weinberg	☐	☐						

	For	Against	Abstain
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

C 1234567890 JNT

72BV 507455

03H4TA

MMMMMMMMMMMM MMMMMMMMMMMMMMC123456789000004 ENDORSEMENT_LINE______________ SACKPACK_____________000000000.000000 ext 000000000.000000 ext 000000000.000000 ext000000000.000000 ext 000000000.000000 ext 000000000.000000 extMR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.Online Go to www.investorvote.com/SWKH or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SWKH1. Election of Directors:T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. TFor Withhold For Withhold For Withhold +01 - D. Blair Baker04 - Christopher W. Haga02 - Winston L. Black05 - Marcus E. Pennington03 - Aaron G.L. Fletcher 06 - Edward B. Stead07 - Michael D. Weinberg2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMFor Against Abstain3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVESFor Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.C 1234567890 J N T 7 2 B V 5 0 7 4 5 5MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2021 Annual Meeting of Stockholders of SWK Holdings Corporation will be held on Thursday, June 17, 2021, 4:00 P.M. CT virtually via the internet at www.meetingcenter.io/255174454. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — SWKH2021.T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T+ Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on June 17, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)Change of Address — Please print new address below. Comments — Please print your comments below.

SWK HOLDINGS

VOTE

Annual Meeting Proxy Card

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - D. Blair Baker	☐	☐
02 - Winston L. Black	☐	☐
03 - Aaron G.L. Fletcher	☐	☐
04 - Christopher W. Haga	☐	☐
05 - Marcus E. Pennington	☐	☐
06 - Edward B. Stead	☐	☐
07 - Michael D. Weinberg	☐	☐

	For	Against	Abstain
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

03H4UA

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.MMMMMMMMMMMM1. Election of Directors:T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. TFor Withhold For Withhold For Withhold +01 - D. Blair Baker04 - Christopher W. Haga02 - Winston L. Black05 - Marcus E. Pennington03 - Aaron G.L. Fletcher 06 - Edward B. Stead07 - Michael D. Weinberg2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMFor Against Abstain3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVESFor Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.03H4UA1 U P X5 0 7 4 5 5

T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. TNotice of 2021 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on June 17, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)